Finance income, net	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Finance income, net	Finance income, net
Finance income for the years ended December 31, 2023 and 2022 is comprised of:

	December 31,
	2023	2022
	$	$
Interest on acquisition related consideration	90	110
Interest on lease obligations	206	266
Interest income	(7,964)	(3,827)
Change in fair value of contingent consideration	(1,155)	(85)
Bank fees and other	86	24
	(8,737)	(3,512)